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                                                                   EX-99.a.2(o)

                          CERTIFICATE OF THE SECRETARY
                                     OF THE
                           BRINSON RELATIONSHIP FUNDS

                  RESOLUTIONS APPROVING THE NAME CHANGES OF THE
                         BRINSON GLOBAL SECURITIES FUND,
                 BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND,
                            BRINSON HIGH YIELD FUND,
                      BRINSON EMERGING MARKETS EQUITY FUND,
                       BRINSON EMERGING MARKETS DEBT FUND,
                            BRINSON U.S. EQUITY FUND,
                    BRINSON U.S. CASH MANAGEMENT PRIME FUND,
                         BRINSON U.S. VALUE EQUITY FUND,
                       BRINSON INTERNATIONAL EQUITY FUND,
                            BRINSON SHORT-TERM FUND,
                 BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND,
                             BRINSON U.S. BOND FUND,
                       BRINSON SECURITIZED MORTGAGE FUND,
                            BRINSON GLOBAL BOND FUND,
              BRINSON U.S. INTERMEDIATE CAPITALIZATION EQUITY FUND,
                             BRINSON BOND PLUS FUND,
                          BRINSON SHORT DURATION FUND,
                          BRINSON ENHANCED YIELD FUND,
           BRINSON U.S. TREASURY INFLATION PROTECTED SECURITIES FUND,
                      BRINSON DEFENSIVE HIGH YIELD FUND AND
                            DSI ENHANCED S&P 500 FUND

     Pursuant to Article III Section 3.6 of the By-Laws, dated August 22, 1994, of Brinson Relationship Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1. She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as amended May 20, 1996, August 21, 2000 and November 20, 2000 (the "Declaration") pursuant to Article IX, Section 9.8(f) of the Declaration is a true and complete copy of the resolutions by the Board of Trustees of the Trust (the "Resolutions") with respect to the approval of the name changes of (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund, (iii) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, (iv) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund, (v) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt Relationship Fund, (vi) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund, (vii) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (viii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (ix) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (x) the Brinson Short-Term Fund to the UBS Short-Term
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     Relationship Fund, (xi) the Brinson U.S. Large Capitalization Equity Fund
     to the UBS U.S. Large Cap Equity Relationship Fund, (xii) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund, (xiii) the Brinson Securitized Mortgage Fund to the UBS U.S. Securitized Mortgage Relationship Fund, (xiv) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund, (xv) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund, (xvi) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund, (xvii) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xviii) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xix) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund, (xx) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund, and (xxi) DSI Enhanced S&P 500 Fund to the DSI Enhanced S&P 500 Relationship Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 15, 2002 and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 15th day of February, 2002.

(Trust Seal)
                                                   /s/Amy R. Doberman
                                                  -----------------------------
                                                  Amy R. Doberman, Secretary
                                                  Brinson Relationship Funds
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       RESOLUTIONS ADOPTED FEBRUARY 15, 2002 AND INCORPORATED BY REFERENCE
  INTO THE AGREEMENT AND DECLARATION OF TRUST OF THE BRINSON RELATIONSHIP FUNDS
       DATED AUGUST 15, 1994, AS AMENDED ON MAY 20, 2000, AUGUST 21, 2000
             AND NOVEMBER 20, 2000 (THE "DECLARATION"), PURSUANT TO
               ARTICLE IX, SECTION 9.8(f) THEREOF

                  RESOLUTIONS APPROVING THE NAME CHANGES OF THE
                         BRINSON GLOBAL SECURITIES FUND,
                 BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND,
                            BRINSON HIGH YIELD FUND,
                      BRINSON EMERGING MARKETS EQUITY FUND,
                       BRINSON EMERGING MARKETS DEBT FUND,
                            BRINSON U.S. EQUITY FUND,
                    BRINSON U.S. CASH MANAGEMENT PRIME FUND,
                         BRINSON U.S. VALUE EQUITY FUND,
                       BRINSON INTERNATIONAL EQUITY FUND,
                            BRINSON SHORT-TERM FUND,
                 BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND,
                             BRINSON U.S. BOND FUND,
                       BRINSON SECURITIZED MORTGAGE FUND,
                            BRINSON GLOBAL BOND FUND,
              BRINSON U.S. INTERMEDIATE CAPITALIZATION EQUITY FUND,
                             BRINSON BOND PLUS FUND,
                          BRINSON SHORT DURATION FUND,
                          BRINSON ENHANCED YIELD FUND,
           BRINSON U.S. TREASURY INFLATION PROTECTED SECURITIES FUND,
                      BRINSON DEFENSIVE HIGH YIELD FUND AND
                            DSI ENHANCED S&P 500 FUND

RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Global Securities Fund" as the "UBS Global Securities Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson U.S. Small Capitalization Equity
               Fund" as the "UBS U.S. Small Cap Equity Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson High Yield Fund" as the "UBS High
               Yield Relationship Fund" Series of the Trust, which name shall become effective upon the
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               filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Emerging Markets Equity Fund" as the "UBS Emerging Markets Equity Relationship Fund" Series of the
               Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Emerging Markets Debt Fund" as the "UBS Emerging Markets Debt Relationship Fund" Series of the
               Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson U.S. Equity Fund" as the "UBS
               U.S. Equity Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson U.S. Cash Management Prime Fund" as the "UBS U.S. Cash Management Prime Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson U.S. Value Equity Fund" as the "UBS U.S. Value Equity Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson International Equity Fund" as the
               "UBS International Equity Relationship Fund" Series of the Trust,
               which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and
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FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Short-Term Fund" as the "UBS
               Short-Term Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson U.S. Large Capitalization Equity
               Fund" as the "UBS U.S. Large Cap Equity Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson U.S. Bond Fund" as the "UBS U.S.
               Bond Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Securitized Mortgage Fund" as the "UBS U.S. Securitized Mortgage Relationship Fund" Series of the
               Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Global Bond Fund" as the "UBS
               Global Bond Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson U.S. Intermediate Capitalization
               Equity Fund" as the "UBS U.S. Intermediate Cap Equity
               Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and
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FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Bond Plus Fund" as the "UBS U.S.
               Core Plus Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Short Duration Fund" as the "UBS
               Short Duration Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Enhanced Yield Fund" as the "UBS
               Enhanced Yield Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson U.S. Treasury Inflation Protected
               Securities Fund" as the "UBS U.S. Treasury Inflation Protected
               Securities Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "Brinson Defensive High Yield Fund" as the "UBS Defensive High Yield Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC; and

FURTHER
RESOLVED,      that the Board of Trustees, upon the recommendation of the management of the Trust, hereby re-names the Series of the Trust currently known as the "DSI Enhanced S&P 500 Fund" as the "DSI
               Enhanced S&P 500 Relationship Fund" Series of the Trust, which name shall become effective upon the filing of the next post-effective amendment to the Trust's registration statement with the SEC.